Exhibit 32
CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the quarterly report of Amkor Technology, Inc. (the “Company”) on Form 10-Q/ A for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James J. Kim, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES J. KIM

James J. Kim
Chief Executive Officer
October 6, 2006
      In connection with the quarterly report of Amkor Technology, Inc. (the “Company”) on Form 10-Q/ A for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth T. Joyce, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KENNETH T. JOYCE

Kenneth T. Joyce
Chief Financial Officer
October 6, 2006